                                                                    Exhibit 10.4

              FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

            FIRST AMENDMENT, dated as of August 6, 2004 (this "First Amendment"), to the Guarantee and Collateral Agreement, dated as of May 28, 2004 (as amended, supplemented or modified from time to time, the "Collateral Agreement"), among ANR HOLDINGS, LLC, a Delaware limited liability company ("Holdings"), ALPHA NATURAL RESOURCES, LLC, a Delaware limited liability company (the "Borrower"), certain Subsidiaries of the Borrower and CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent").

                              W I T N E S S E T H:

            WHEREAS, Holdings, the Borrower and the Collateral Agent, among others, are parties to the Collateral Agreement;

            WHEREAS, Holdings and the Borrower have requested that the Lenders agree to amend certain provisions of the Collateral Agreement as set forth in this First Amendment; and

            WHEREAS, the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Collateral Agreement on the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

            1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Collateral Agreement.

            2. Amendment to Section 4.7. Section 4.7(f) of the Collateral Agreement is hereby amended by adding the following words at the end of such
Section:

            "(other than in each case for purposes of this clause (f) the shareholders agreement and related documentation relating to the Permitted Excelven Investments and any rights of first refusal, purchase options and similar contractual rights contained therein)"

            3. Amendment to Section 5.8. Section 5.8(b) of the Collateral Agreement is hereby amended by adding the following words immediately prior to the beginning of clause (i) thereof:

            "or in connection with the shareholders agreement and related documentation relating to the Permitted Excelven Investments, including any rights of first refusal, purchase options and similar contractual rights contained therein"

            4. Representations and Warranties. In order to induce the other parties hereto to enter into this First Amendment, Holdings and the Borrower represent and warrant to each other party hereto that, after giving effect to this First Amendment: (a) the representations and warranties set forth in each Loan Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date, provided that the references to the Collateral Agreement in such representations and warranties shall be deemed to refer to the Collateral Agreement as amended pursuant to this First Amendment and (b) no Event of Default or Default shall have occurred and be continuing.

            5. Conditions to Effectiveness of this First Amendment. This First Amendment shall become effective on the date (the "First Amendment Effective Date") on which:

            (a) The Administrative Agent shall have received duly executed and delivered counterparts of this First Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders.

            (b) The Borrower shall have paid to the Administrative Agent all outstanding fees, costs and expenses owing to the Administrative Agent as of such date.

            (c) The Administrative Agent shall have received such additional documentation as the Administrative Agent may reasonably require.

            6. Continuing Effect; No Other Amendments. Except as expressly set forth in this First Amendment, all of the terms and provisions of the Collateral Agreement are and shall remain in full force and effect and each of Holdings and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Collateral Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's, Collateral Agent's or the Lenders' willingness to amend or waive, any other provisions of the Collateral Agreement or the same subsections for any other date or purpose. This First Amendment shall constitute a Loan Document.

            7. Expenses. The Borrower agrees to pay and reimburse the Collateral Agent and the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution and delivery of this First Amendment, and any other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of IntraLinks.

            8. Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The execution and delivery of this First Amendment by the Borrower, the Lenders party hereto and the Administrative Agent shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans.

            9. Effect of Amendment. On the First Amendment Effective Date, the Collateral Agreement shall be amended as provided herein. The parties hereto acknowledge and agree that (a) this First Amendment and any other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the "Obligations" (as defined in the Collateral Agreement) under the Collateral Agreement as in effect prior to the First Amendment Effective Date; (b) such "Obligations" are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this First Amendment; and (c) the Liens and security interests as granted under the Security Documents securing payment of such "Obligations" are in all respects continuing and in full force and effect and secure the payment of the "Obligations".

            10. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                              ANR HOLDINGS, LLC

                              By: /s/ Michael J. Quillen
                                  Name: Michael J. Quillen
                                  Title: President

                              ALPHA NATURAL RESOURCES, LLC

                              By: /s/ Michael J. Quillen
                                  Name: Michael J. Quillen
                                  Title: President

                              CITICORP NORTH AMERICA, INC.,
                              as Administrative Agent and as Collateral Agent,

                              By: /s/ Daniel J. Miller
                                  Name: Daniel J. Miller
                                  Title: Vice President

      SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF AUGUST 6, 2004, TO THE ALPHA NATURAL RESOURCES, LLC GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the First Amendment:

Name of Institution:

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH

By: /s/ Joseph Adipietro
Name: Joseph Adipietro
Title: Director

By: /s/ Joshua Parrish
Name: Joshua Parrish
Title: Associate

      SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF AUGUST 6, 2004, TO THE ALPHA NATURAL RESOURCES, LLC GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the First Amendment:

Name of Institution:

UBS LOAN FINANCE LLC

By: /s/ Wilfred V. Saint
Name: Wilfred V. Saint
Title:  Director

By: /s/ Joselin Fernandes
Name: Joselin Fernandes
Title:  Associate Director

      SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF AUGUST 6, 2004, TO THE ALPHA NATURAL RESOURCES, LLC GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the First Amendment:

Name of Institution:

SOCIETE GENERALE

By: /s/ Chris Henstock
Name: Chris Henstock
Title: Director

      SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF AUGUST 6, 2004, TO THE ALPHA NATURAL RESOURCES, LLC GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the First Amendment:

Name of Institution:

MORGAN STANLEY SENIOR FUNDING, INC.

By: /s/ Dawn DiGianno
Name: Dawn DiGianno
Title:  Vice President

      SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF AUGUST 6, 2004, TO THE ALPHA NATURAL RESOURCES, LLC GUARANTEE AND COLLATERAL AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED

To Approve the First Amendment:

Name of Institution:

BRANCH BANKING AND TRUST COMPANY

By: /s/ Stephen J. Wood
Name: Stephen J. Wood
Title:  Vice President